United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report February 27, 2006

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

520 Gervais Street
Columbia, South Carolina		29201-3046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 277-2175

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Incorporated by reference are the materials presented by SCBT Financial Corporation (“SCBT”) to certain investors originally distributed on February 27, 2006 that are attached as Exhibits 99.1, 99.2, and 99.3.

Item 9.01. Financial Statements and Exhibits.

( c )	Exhibits.
The following exhibits have been furnish herewith:

	99.1	Presentation materials distributed by SCBT Financial Corporation to certain investors on February 27, 2006.

	99.2	Performance graph from SNL Financial LC, Charlottesville, VA, for SCBT Financial Corporation.

	99.3	Question and Answer sheet from investor presentations.

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Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) Credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (3) Liquidity risk affecting the bank’s ability to meet its obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion; (9) Loss of consumer confidence and economic disruptions resulting from terrorist activities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

SCBT Financial Corporation

Date: February 27, 2006	By:	/s/ Richard C. Mathis
Richard C. Mathis
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Presentation material presented originally on February 27, 2006, and made available on the Company’s website on February 27, 2006.

99.2	Performance graph from SNL Financial LC, Charlottesville, VA, for SCBT Financial Corporation.

99.3	Question and Answer sheet from investor presentations.